SUPPLEMENT DATED SEPTEMBER 24, 2015
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 27, 2015,
AS SUPPLEMENTED ON MAY 26, 2015, AUGUST 14, 2015 AND SEPTEMBER 11, 2015

Arden Alternative Strategies II

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Statement of Additional Information.  Please retain this Supplement for future reference.

The “Independent Registered Accounting Firm” section is hereby supplemented to add the following.

The Board has selected KPMG LLP, which is located at KPMG LLP, 1601 Market Street, Philadelphia, PA 19103, to be the Fund’s new independent registered public accounting firm.  KPMG LLP will audit the Trust’s annual financial statements for the fiscal year ending October 31, 2015.